UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2007
CINTEL CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-100046 (Commission File Number)	52-2360156 (I.R.S. Employer Identification Number)

9900 Corporate Campus Drive, Suite 3,000, Louisville, KY 40223
(Address of principal executive offices) (zip code)

(502) 657-6077
(Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On April 6, 2007, SF Partnership, LLP ("SFP") advised the Board of Directors of Cintel Corp. (the "Company") that it was resigning as independent auditors for the Company and its subsidiaries.

SFP's report on the Company's financial statements for the fiscal years ended December 31, 2005 and 2004 contained an explanatory paragraph indicating that there was substantial doubt as to the Company's ability to continue as a going concern. Other than such statement, no report of SFP on the financial statements of the Company for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2006 and 2005 and the subsequent interim period through April 6, 2007: (i) there have been no disagreements with SFP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SFP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports; and (ii) SFP did not advise the Company of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company provided to SFP the disclosure contained in this Form 8-K and requested SFP to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. The requested letter is attached as Exhibit 16.1 to this Form 8-K.

(b) On April 6, 2007, the Board of Directors approved the Company's engagement of David Accounting Group, P.C. ("Davis") as independent auditors for the Company and its subsidiaries. The Company engaged Davis on April 6, 2007.

During the Company's two most recent fiscal years ended December 31, 2006 and 2005, neither the Company nor anyone on its behalf consulted Davis regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, (iii) or oral advice that was an important factor considered by us in reaching our decision as to any accounting, auditing or financial reporting issue or (iv) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B (there being none).

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired
None
(b) Pro Forma Financial Information
None
(c)  Exhibits.

Exhibit Number	Description
16.1	Letter of SF Partnership, LLP dated April 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CINTEL CORP.

Dated: April 10, 2007	By:	/s/ Sang Don Kim
Sang Don Kim
Chief Executive Officer